UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 14, 2026

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
NYSE Texas
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 16, 2027	T 27C	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due June 1, 2030	T 30C	New York Stock Exchange
AT&T Inc. 3.950% Global Notes due April 30, 2031	T 31F	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 3.600% Global Notes due June 1, 2033	T 33A	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 4.300% Global Notes due November 18, 2034	T 34C	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 4.050% Global Notes due June 1, 2037	T 37B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on May 14, 2026, AT&T Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the Company’s stockholders approved the 2026 Incentive Plan (the “Incentive Plan”) and an amendment and restatement of the Company’s Stock Purchase and Deferral Plan (the “Deferral Plan”).

A description of the Incentive Plan is contained under the heading “Item No. 5 - Approve 2026 Incentive Plan” on pages 12-16 of the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 23, 2026, and a description of the Deferral Plan is contained under the heading “Item No. 6 - Approve Stock Purchase and Deferral Plan” on pages 17-19 of the Proxy Statement. Each description is hereby incorporated herein by reference and is qualified in its entirety by reference to the full text of the Incentive Plan and the Deferral Plan contained in Annex C and Annex D, respectively, to the Proxy Statement.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2026, the Company filed a Certificate of Elimination with the Secretary of State of Delaware to eliminate its Fixed Rate Reset Perpetual Preferred Securities, Series B (the “Certificate of Elimination”). The Certificate of Elimination became effective upon filing with the Secretary of State.

As described in Item 5.07 below, at the 2026 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to exculpate certain officers from personal liability for breach of fiduciary duties to the extent permitted by the Delaware General Corporation Law (the “Exculpation Amendment”). On May 15, 2026, the Company filed a Certificate of Amendment with the Secretary of State of Delaware to effect the Exculpation Amendment. The Certificate of Amendment became effective upon filing with the Secretary of State. Also, on May 15, 2026, the Company filed a Restated Certificate of Incorporation with the Secretary of State of Delaware to integrate the Certificate of Elimination, the Exculpation Amendment and the Certificates of Designations for the Company’s 5.000% Perpetual Preferred Stock, Series A and 4.750% Perpetual Preferred Stock, Series C. The Restated Certificate of Incorporation became effective upon filing with the Secretary of State, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The 2026 Annual Meeting was held virtually on May 14, 2026. Stockholders representing 5,400,114,389 shares, or 77.34%, of the 6,982,145,528 common shares outstanding as of the March 16, 2026, record date, attended the meeting, or were represented by proxy. Final voting results are shown below.

Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal and the approval of the amendment to the Restated Certificate of Incorporation was determined by the vote of the majority of the outstanding shares entitled to vote.

Election of Directors

The following Directors were elected by the affirmative vote of a majority of the votes cast.

	Votes Cast For		Votes Cast Against
Nominee for Director	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Kelly J. Grier	4,281,907,545	98.70%	56,469,444	1.30%	12,594,581	1,049,141,260
William E. Kennard	4,194,745,687	96.69%	143,384,724	3.31%	12,842,470	1,049,141,260
Stephen J. Luczo	4,309,168,532	99.34%	28,573,218	0.66%	13,227,598	1,049,141,260
Marissa A. Mayer	4,282,065,765	98.72%	55,528,589	1.28%	13,371,649	1,049,141,260
Michael B. McCallister	4,123,634,725	95.07%	213,872,040	4.93%	13,465,301	1,049,141,260
Beth E. Mooney	4,067,807,689	93.76%	270,652,926	6.24%	12,502,555	1,049,141,260
Matthew K. Rose	4,037,669,756	93.08%	300,177,766	6.92%	13,123,859	1,049,141,260

John T. Stankey	4,093,171,368	94.35%	245,068,142	5.65%	12,730,731	1,049,141,260
Cynthia B. Taylor	4,093,962,194	94.37%	244,461,684	5.63%	12,545,470	1,049,141,260
Luis A. Ubiñas	4,211,188,992	97.19%	121,703,086	2.81%	18,077,299	1,049,141,260

Proposals Submitted by Board of Directors

The ratification of the appointment of Independent Auditors, the 2026 Incentive Plan and the Deferral Plan each received the affirmative vote of a majority of the votes cast and was passed. The advisory approval of executive compensation also received the affirmative vote of a majority of the votes cast in a non-binding vote.

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Ratification of the appointment of Independent Auditors	5,022,040,241	93.27%	362,594,105	6.73%	15,479,929	0
Advisory approval of executive compensation	4,017,538,569	93.06%	299,506,889	6.94%	33,921,494	1,049,141,260
Approve 2026 Incentive Plan	4,156,277,387	96.23%	162,857,946	3.77%	31,827,846	1,049,141,260
Approve Stock Purchase and Deferral Plan	4,272,534,090	98.68%	57,324,442	1.32%	21,114,597	1,049,141,260

The amendment to the Restated Certificate of Incorporation received the affirmative vote of the majority of the outstanding shares entitled to vote and was passed.

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Outstanding Shares	Number	% of Outstanding Shares	Abstain	Broker Non-Votes
Approve Amendment to Restated Certificate of Incorporation to Provide for Officer Exculpation	3,770,345,319	53.99%	555,648,645	7.96%	24,976,560	1,049,141,260

Proposals Submitted by Stockholders

The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.

	Votes Cast For		Votes Cast Against
Proposals	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Shareholder Right to Act by Written Consent	1,382,165,742	32.03%	2,933,562,186	67.97%	35,233,249	1,049,141,260
EEO-1 Report Disclosure Policy	1,214,767,294	28.70%	3,017,333,740	71.30%	118,857,290	1,049,141,260

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

3.1	Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on May 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 20, 2026	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President, Secretary and Chief Privacy Officer